PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934


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        permitted by Rule 14a-6(e)(2))
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        or Section 240.14a-12


         FRANKLIN FINANCIAL SERVICES CORPORATION
---------------------------------------------------------------
      Name of Registrant as Specified in its Charter)


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                  if other than the Registrant)


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                       PROXY STATEMENT

             Dated and to be Mailed April 1, 2003

           FRANKLIN FINANCIAL SERVICES CORPORATION

                     20 South Main Street
                        P. O. Box 6010
                  Chambersburg, PA 17201-6010

                 ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON APRIL 29, 2003



             FRANKLIN FINANCIAL SERVICES CORPORATION

                     20 South Main Street
                        P. O. Box 6010
                 Chambersburg, PA  17201-6010
                        (717) 264-6116

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD APRIL 29, 2003

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

     Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 29, 2003, at 10:30 A.M. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect the four nominees identified in the accompanying Proxy Statement for the term specified.

     2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 14, 2003, shall be entitled to notice of and to vote at the Annual Meeting.

     Please mark, date and sign the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting and the luncheon to be held following the meeting. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

     A copy of the Annual Report of Franklin Financial Services
Corporation is enclosed.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ BONNIE J. CLUGSTON

                             BONNIE J. CLUGSTON
                             Secretary

Enclosures
April 1, 2003



                    GENERAL INFORMATION

Date, Time, and Place of Meeting

     The regular Annual Meeting of the shareholders of Franklin
Financial Services Corporation (hereinafter, "Franklin
Financial") will be held on Tuesday, April 29, 2003, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia
Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

     Shareholders of record at the close of business on March 14, 2003, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

     Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting: (1) the election of four directors, and (2) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

     The expense of soliciting proxies will be borne by Franklin
Financial. In addition to the use of the mails, the directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

     Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Bonnie J. Clugston, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the four nominees identified in this Proxy Statement. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

     At the close of business on December 31, 2002, Franklin Financial had issued and outstanding 2,680,366 shares of common stock; there is no other class of stock outstanding. As of such date, 137,575 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as sole fiduciary (representing approximately 5.1% of such shares outstanding) and will be voted FOR the election of the four nominees identified in this Proxy Statement.

     A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes which all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws. In the case of the election of directors, the four candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

     To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 2002 more than five percent (5%) of the outstanding common stock of Franklin
Financial, except as set forth in the table which follows.


                                               Amount and Nature of
                   Name and Address of        Beneficial Ownership        Percent
Title of Class       Beneficial Owner            as of 12/31/02           of Class
Common stock,      Farmers and Merchants          137,575 shares(1)          5.1%
$1.00 par value    Trust Company of
Per share          Chambersburg Trust
                   Department
                   20 South Main Street
                   P.O. Box 6010
                  Chambersburg, PA 17201-6010

(1) Shares are held on behalf of various trusts, estates and other accounts, with respect to which F&M Trust acts as sole fiduciary. The Trust Department of F&M Trust also holds shared voting or dispositive authority with respect to an additional 1,305 shares

Shareholder Proposals

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter the "SEC") and Section 2.4 of the Bylaws of Franklin Financial, shareholder proposals intended to be presented at the 2004 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no later than December 2, 2003, in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2004 Annual Meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the Bylaws of Franklin Financial is not required to be included in Franklin Financial's proxy statement and proxy form and may not be presented at the 2004 Annual Meeting. All shareholder proposals should be sent to: Franklin Financial Services Corporation, Attention: President, 20 South Main Street,
P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this Proxy Statement.

        INFORMATION CONCERNING THE ELECTION OF DIRECTORS

General Information

    The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors in his class are elected.

     The Board of Directors has determined that the Board shall consist of 12 directors. There are four directors whose terms of office will expire at the 2003 Annual Meeting and eight continuing directors whose terms of office will expire at the 2004 or 2005 Annual Meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors at the 2003 Annual Meeting for the term specified below:

                          CLASS C
                       For a Term of
                        Three Years

           Donald A. Fry           Charles M. Sioberg
           H. Huber McCleary       Kurt E. Suter

     In the event that any of the foregoing nominees is unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Franklin Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

     Section 3.5 of Article III of the Bylaws of Franklin Financial requires, among other things, that a shareholder who wishes to nominate a candidate for election to the Board of Directors must provide advance written notice to Franklin Financial, which notice must contain certain prescribed information and must be delivered to the President of Franklin Financial not less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. The Chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors

     Information concerning the four persons to be nominated for election to the Board of Directors of Franklin Financial at the 2003 Annual Meeting and concerning the eight continuing directors is set forth in the table which follows. The table also includes information concerning shares of Franklin Financial common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group.




                                                                                                     Shares of Stock of
                                                                                                     Franklin Financial
                                                                                                     Beneficially Owned
                                                                                                     and Percentage of
                                   Business Experience, Including Principal                          Total Outstanding
                                   Occupation for the Past 5 Years, and Other          Director          Stock as of
Name and Age                                     Directorships(1)                      Since(2)         12/31/02(3)(4)

                                     CLASS A - CONTINUING DIRECTORS (TERM EXPIRES IN 2005)
G. Warren Elliott (48)           Franklin County Commissioner; Regional                 1994           1,386
*
                                 Representative, General Code Publishers (legal
                                 publisher)

Dennis W. Good, Jr. (67)         Retired; formerly Partner, McGuireWoods LLP           1988
30,629     1.14%
                                 (law firm)

William E. Snell, Jr. (54)       President and Chief Executive Officer, Franklin        1995
23,133       *
                                 Financial and F&M Trust

Martha B. Walker (56)            Partner, Barley, Snyder, Senft & Cohen, LLC (law firm) 1979
5,592       *

                                     CLASS B - CONTINUING DIRECTORS (TERM EXPIRES IN 2004)
Charles S. Bender, II (58)       Retired. Formerly Executive Vice President,            1981
56,152    2.09%
                                 Franklin Financial and F&M Trust

Allan E. Jennings, Jr. (53)      President, Jennings Chevrolet Oldsmobile               2002               941
*
                                 Cadillac, Inc.; Vice President, Jennings Pontiac
                                 Buick GMC, Inc. (car dealerships)

Jeryl C. Miller (62)             Vice President and Secretary, Charles W.               1983            15,868
*
                                 Karper, Inc. (trucking industry)

Stephen E. Patterson (58)        Shareholder, Patterson & Kiersz, PC (law firm)         1998
800       *

                                         CLASS C - NOMINEES (TERM EXPIRES IN 2003)
Donald A. Fry (53)               President, ANDOCO, Inc., trading as Cumberland         1998
1,245       *
                                 Valley Rental (uniform rental)

H. Huber McCleary (64)           President, McCleary Oil Co. (service station           1990
40,176    1.50%
                                 operator and fuel oil distributor)

Kurt E. Suter (61)               President, Carlisle Mobile Homes, Inc. and             2002             1,000
*
                                 Eastern Motor Inns, Inc.; Partner, Hooke &
                                 Suter (real estate firm)

Charles M. Sioberg (63)          Vice President, Martin & Martin, Inc. (engineers)      1982
5,310       *

                                        NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Theodore D. McDowell                                                                                     3,358       *

All directors and executive                                                                            201,198    7.50%
officers as a group (15 persons)

*The number of shares shown represents less than one percent of the total number of shares of common stock outstanding.




(1) No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

(2) Reflects service as a director of Franklin Financial and service as a director of F&M Trust, predecessor of Franklin
     Financial.

(3) Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with Securities and Exchange Commission Rule 13d-3d(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or
     (ii) investment power, which includes the power to dispose or to direct the disposition of the stock.

(4) Each director and executive officer has sole voting and investment power with respect to the shares shown above, except that voting and investment power with respect to a total of 14,768 shares is shared with spouses, children or other family members. The shares shown above include a total of 52,611 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor and shares subject to a power of attorney in favor of a director or executive officer, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 1,826 shares issuable under the Employee Stock Purchase Plan and a total of 7,500 shares issuable pursuant to the exercise of stock options granted under the Incentive Stock Option Plan of 2002.

(5) Mr. Sioberg was elected to the office of Chairman of the Board of Franklin Financial, effective January 1, 2003.

Meetings and Committees of the Board of Directors

     The Board of Directors of Franklin Financial has standing
Audit, Nominating and Personnel Committees.

     Members of the Audit Committee during 2002 were Jeryl C. Miller, Chairman, Mrs. Walker and Messrs. Good, Jennings, Sioberg and Suter. Robert G. Zullinger, who retired on December 31, 2002 and who was Chairman of the Board in 2001, was an ex-officio member of the Audit Committee. The Audit Committee met five times during 2002. The Audit Committee is responsible for overseeing the internal accounting and auditing methods and procedures of Franklin Financial and its subsidiaries and for recommending annually to the Board of Directors the engagement of an independent public accounting firm to examine the consolidated financial statements of Franklin Financial. The Audit Committee operates under a charter adopted by the Board of Directors. All members of the Audit Committee were at all times during 2002 "independent directors" as such term is defined in the listing standards of the National Association of Securities Dealers, Inc.

     Members of the Nominating Committee during 2002 were Robert
G. Zullinger, Chairman, and Messrs. Bender, Elliott, McCleary, Patterson, Sioberg and Snell. The Nominating Committee met once during the past year. The Nominating Committee is responsible, among other things, for recommending to the Board of Directors persons to be nominated for election to the Board, persons to be appointed to fill vacancies on the Board and persons to be elected as officers of the Board. The Nominating Committee will consider qualified nominees who are recommended by shareholders, although no formal procedures have been adopted for addressing shareholder recommendations.

     Members of the Personnel Committee during 2002 were Robert
G. Zullinger, Chairman, and Messrs. Elliott, Fry, Good, Jennings and Miller. The Personnel Committee met five times during the past year. The Personnel Committee is responsible, among other things, for administering the Incentive Stock Option Plan of 2002 and the Employee Stock Purchase Plan and overseeing the administration of Franklin Financial's compensation policies and employee benefits plans.

     The Board of Directors of Franklin Financial met seven times and the Executive Committee of the Board of Directors met 13 times during 2002. All incumbent directors attended at least 75 percent of the meetings of the Board of Directors and the committees on which they served.

Compensation of Directors

     With the exception of the Chairman of the Board, each director of Franklin Financial who is not a salaried officer of Franklin Financial or one of its subsidiaries is paid an annual retainer of $4,000 and receives a fee of $150 for each committee meeting attended. The Chairman of the Board receives an annual retainer of $22,000, but does not receive a fee for attending committee meetings.

Executive Officers

     The following persons are the executive officers of Franklin Financial:

Name                    Age        Office Held

William E. Snell, Jr.   54   President and Chief Executive
                             Officer of Franklin Financial
                             and F&M Trust since 1996;
                             President of Franklin Financial
                             and F&M Trust since 1995

Theodore D. McDowell    52   Executive Vice President of
                             Franklin Financial and F&M
                             Trust since 1999

Elaine G. Meyers        55   Treasurer and Chief Financial
                             Officer of Franklin Financial
                             and Senior Vice President/
                             Finance of F&M Trust since 1988

Kenneth D. Sauders      58   Investment and Asset/Liability
                             Manager of Franklin Financial
                             since 1997 and Senior Vice
                             President of F&M Trust since 1995

Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and F&M Trust to William E. Snell, Jr., the Chief Executive Officer of Franklin Financial, and to each of the other most highly compensated executive officers of Franklin Financial whose combined 2002 salary and bonus compensation exceeded $100,000.



                 SUMMARY COMPENSATION TABLE


                                                                          Long-Term Compensation
                 Annual Compensation                                     Awards              Payouts
     (a)          (b)       (c)         (d)        (e)         (f)             (g)          (h)        (i)

                                                   Other                    Securities
                                                   Annual     Restricted    Underlying                   All
Name And                                           Compen-      Stock         Options/      LTIP        Other
Principal        Year      Salary      Bonus       sation       Awards          SARs       Payouts      Compen-
Position                    ($)         ($)         ($)          ($)            (#)         ($)          ($)

William E.       2002      $180,223   $13,874     $23,282        None          2,500         None       $9,286
Snell, Jr.,
President and    2001       173,400     3,400      None          None          None      $272,478(1)     7,829
Chief Executive
Officer          2000       170,000     3,295      None          None          None          None        5,280

Theodore D.      2002      $127,177    $9,793      None          None          2,000         None       $7,439
McDowell,
Executive Vice   2001       122,408     2,400      None          None          None          None        6,966
President
                 2000       120,000      -0-       None          None          None          None        1,751


(1) Consists of the dollar value of shares of restricted stock granted to Mr. Snell in 1996 pursuant to an award under a long-term incentive plan in which Mr. Snell and seven other senior officers participated, which shares vested on December 31, 2001.

(2) Consists exclusively of matching contribution and discretionary contribution to Section 401(k) Profit Sharing
     Plan.



                 Stock Options Granted in 2002

     The following table sets forth certain information relating to stock options granted during 2002 to the executive officers named in the Summary Compensation Table appearing above. No stock appreciation rights ("SAR's") were granted in 2002.

                   OPTION/SAR GRANTS IN 2002


                              Individual Grants
                                                                                   Potential
                                                                               Realizable Value
                                                                               at Assumed Annual
                   Number of        Percent of                                  Rates of Stock
                    Shares            Total                                    Price Appreciation
                  Underlying       Options/SAR's      Exercise                  for Option Term
                  Options/SAR's    Granted to            or
                  Granted in       Employees            Base
                  2002(1)(2)       in Fiscal Year     Price(2)(3)  Expiration   5%         10%
   Name             (#)                (%)            ($/Share)       Date     ($)         ($)

William E.           2,500             15%             $25.00        4-23-12    $39,306   $99,609
Snell, Jr.

Theodore D.          2,000             12%             $25.00        4-23-12    $31,440   $79,680
McDowell


(1) Represents the grant of incentive stock options on May 23, 2002 pursuant to the terms of the Incentive Stock Option Plan of 2002. Each option is currently vested and exercisable and expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

(2) Adjusted to reflect stock splits and stock dividends, if any, since date of grant.

(3) Exercise price in each case is equal to 100% of fair market value on the date of grant.

(4) The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable Securities and Exchange Commission regulations and are not intended to indicate the possible future price appreciation, if any, of Franklin Financial common stock. No gain will be realized by the option holder in the absence of an increase in the market price of Franklin Financial common stock, which will benefit all shareholders.

           Stock Option Exercises and 2002 Year-End Values

     The following table sets forth with respect to the executive officers named in the Summary Compensation Table certain information relating to the exercise of stock options during 2002 and relating to the number and value of unexercised stock options and SAR's held as of December 31, 2002. No SAR's were granted or exercised in 2002 and none were outstanding on December 31, 2002.

            2002 OPTION EXERCISE AND YEAR-END VALUES


                                   Value
                                  Realized
                                  (Market
                                  Value at
                       Shares     Exercise,               Number of                 Value of Unexercised
                      Acquired      Less             Unexercised Options/           In-The-Money Options/
                        on        Exercise              SAR's at Fiscal                 SAR's at Fiscal
                      Exercise      Price                 Year-End                  Year-End 12-31-2002
       Name             (#)          ($)                    (#)                               ($)
                                                 Exercisable   Unexercisable       Exercisable    Unexercisable
<s>                  <c>         <c>           <c>            <c>                <c>              <c<

William E. Snell, Jr.   None         N/A          2,500            None              $5,000            N/A

Theodore D. McDowell    None         N/A          2,000            None              $4,000            N/A


Defined Benefit Pension Plan

     F&M Trust maintains a defined benefit pension plan (the "Plan") for the benefit of its employees. The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of
0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years, but without reflecting the maximum pension benefit limitations established under
Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), payable under the Plan commencing at age 65 under the pension benefit formula effective January 1, 1998 (and assuming all years of service are earned after January 1, 1998):

                     PENSION PLAN TABLE


                                               YEARS OF SERVICE
   Covered
Remuneration        5          10          15          20         25          30           35

$ 75,000         $  5,625    $ 11,250    $ 16,875    $ 22,500    $ 28,125    $ 33,750   $ 39,375
$100,000            7,500      15,000      22,500      30,000      37,500      45,000     52,500
$125,000            9,375      18,750      28,125      37,500      46,875      56,250     65,625
$150,000           11,250      22,500      33,750      45,000      56,250      67,500     78,750
$160,000           12,000      24,000      36,000      48,000      60,000      72,000     84,000
$170,000           12,750      25,500      38,250      51,000      63,750      76,500     89,250
$180,000           13,500      27,000      40,500      54,000      67,500      81,000     94,500
$190,000           14,250      28,500      42,750      57,000      71,250      85,500     99,750
$200,000 and Over  15,000      30,000      45,000      60,000      75,000      90,000    105,000


     Compensation covered by the Plan is calculated by determining the average of a participant's highest five consecutive years' compensation in the ten years preceding normal retirement. Prior to 2002, compensation is generally salary and bonus as reported in the Summary Compensation Table above. Effective January 1, 2002, compensation for Plan purposes excludes long-term disability payments, taxable fringe benefits, moving expenses, housing expenses, non-cash taxable amounts under the restricted stock program, restricted stock program cash dividend payments, and tax equalization payments.
Section 401(a)(17) of the Code limits a participant's compensation for each calendar year. Current compensation covered by the Plan for the year ended December 31, 2002 for Messrs. Snell and McDowell was $181,982 and $135,422, respectively. As of December 31, 2002, Messrs. Snell and McDowell were credited with 7.67 and 3.33 years of service, respectively, for benefit accrual purposes under the Plan.

     The normal retirement benefit under the Plan is a single-life annuity equal to the sum of the following:

(i) 1.15 percent (1.15%) of the average of the highest five consecutive years' compensation in the 10 years preceding normal retirement, multiplied by a participant's number of years of service from the date of employment to December 31, 1997, plus

(ii) 0.90 percent (0.90%) of such compensation multiplied by a participant's number of years of service from January 1, 1998, through the date of retirement, plus

(iii) 0.60 percent (0.60%) of such compensation in excess of Social Security covered compensation (the taxable wage base averaged over the 35-year period ending with the last day of the calendar year in which the participant attains Social Security retirement age), multiplied by a participant's total number of years of service (up to a maximum of 35 years) from the date of employment to the retirement date.

This benefit is limited by the maximum benefit as specified under Section 415 of the Code.

     The Plan was amended November 24, 1999, effective
January 1, 2000, to give a cost-of-living adjustment to retirees and beneficiaries with a retirement date on or before January 1, 1999. The increase is equal to 1.50% of the retiree's and beneficiary's monthly pension payment for each complete year measured from the later of October 1, 1994 and the retiree's and beneficiary's retirement date to January 1, 2000. The Plan was also amended and restated on November 9, 2001 to conform the Plan to reflect changes required by law, up to and including the IRS Restructuring and Reform Act of 1998. The Plan was again amended on December 19, 2002 in order to fully adopt the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 and other changes in tax law.

Compensation Committee Report on Executive Compensation

     The Personnel Committee of the Board of Directors of
Franklin Financial (the "Committee") administers the executive compensation programs of Franklin Financial and its subsidiaries. The Committee consisted of six independent directors in 2002.

                Executive Compensation Policies

     Executive compensation at Franklin Financial consists of two components: base salary and incentive programs. The Committee has established an executive compensation policy to assist it in administering these two components of executive compensation.

     The Franklin Financial's executive compensation policy is designed to provide its executives with a total compensation package that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management's interests with those of shareholders. Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.

     Competitive compensation practices are determined from time to time, as follows. The Committee uses data from banking industry compensation surveys to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of Pennsylvania banking organizations bears no direct relationship to those companies represented in the SNL Northeast OTC-BB and Pink Banks Index appearing in the stock performance graph set forth elsewhere in this Proxy Statement because the companies represented in this Index are too numerous and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee's analysis of competitive salary increases is used in estimating competitive pay levels.

     The Committee uses incentive programs to link total executive compensation to the performance of Franklin Financial.
These programs provide executives with an opportunity to earn a combination of cash and stock awards contingent upon the achievement of corporate net income and other performance targets.

      Relationship of Performance to Executive Compensation

     The Committee employs a short-term incentive plan to link senior officer compensation to the success in meeting annual goals based upon the net income of the corporation and other performance targets. The 2001 plan included a range of net income and other performance targets and within that range of targets, senior officer incentive payouts could range from 1% to 15% of annual salary, with an additional 401(k) Profit Sharing Plan discretionary contribution ranging from 1/2% to 2% of salary (up to applicable limitations under the Internal Revenue
Code). Messrs. Snell and McDowell each participated in this program. Based upon Franklin Financial's financial performance in 2002, awards will be payable to both Messrs. Snell and McDowell. The exact amount of those awards cannot be determined at this time because certain necessary peer group data is not yet publicly available. The awards paid to Messrs. Snell and McDowell under the short-term incentive plan in 2002, based upon the financial performance of Franklin Financial in 2001, were $13,874 and $9,793, respectively, and are reported in the Summary Compensation Table which appears above.

     The Committee administers the Incentive Stock Option Plan of 2002 for senior officers. Under this plan, participants are granted on an annual basis Incentive Stock Options to purchase shares at an exercise price not less than 100% of the fair market value of a share of Common Stock on the date the option is granted.

     The purpose of the Plan is to promote the interests of Franklin Financial and its shareholders by strengthening the ability of Franklin Financial to attract, motivate and retain qualified executives and to provide as additional incentives for these officers to promote the financial success and growth of Franklin Financial and its subsidiaries. Options are the only form of award authorized under the Plan and have no intrinsic value unless the price of the underlying shares appreciates over time. No gain will accrue to the officer who is awarded an option, absent appreciation in the price of Franklin Financial Common Stock, which will benefit all shareholders.

     In administering the Plan, the Committee has established an annual Target Option Award for each participant which is linked to one of five salary grade level ranges. Actual Option Awards are granted by the Committee based upon a calculation of the three-year average of Franklin Financial's annual increase in earnings per share. The Committee's philosophy in utilizing this performance measurement is that long term growth in earnings per share is the primary driver of both the market value of Franklin Financial stock and the company's capacity to regularly increase cash dividends to shareholders.

     Four target ranges have been established for the three-year average of Franklin Financial's annual increase in earnings per share. Actual Option Awards are determined by comparing the calculation of the three-year average of earnings per share growth against the four target ranges. Accordingly, actual Option Awards may be greater or lesser than the annual Target Option Award for each participant.

     Franklin Financial's Basic Earnings Per Share for 1998 through 2001 were $1.76, $1.86, $1.85 and $2.09 respectively, resulting in an average three-year growth in earnings per share of 6.1%. In accordance with the guidelines established by the Committee. Incentive Stock Option Awards for an aggregate 17,000 shares were granted to twelve participants during 2002.

        2002 Compensation of the Chief Executive Officer

     The Committee at its December 2001 meeting discussed its compensation policy as summarized above, reviewed competitive pay practices, and considered both in light of Franklin Financial's strategic initiative to control overhead expenses. After considering these factors, the Committee determined that Mr. Snell's base salary would be increased to $180,223 in 2002.

       Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain senior officers of publicly held companies. Qualifying performance-based compensation is not subject to this limitation if certain conditions are met. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of Section 162(m) of the Code. The Committee will evaluate this matter on an ongoing basis.

        The foregoing report is submitted by
        Robert G. Zullinger, Chairman of the
        Personnel Committee, and Messrs. Elliott, Fry, Good,
        Jennings and Miller, who served as members of the Personnel Committee during 2002.

Compensation Committee Interlocks and Insider Participation

     The members of the Personnel Committee of the Board of Directors during 2002 were those persons who are named in the Compensation Committee Report on Executive Compensation which appears above. No member of the Personnel Committee was an employee of Franklin Financial or F&M Trust at any time during 2002, although Mr. Zullinger served as President and Chief Executive Officer of Franklin Financial and F&M Trust until his retirement in 1996. There were no compensation committee "interlocks" at any time during 2002, which in general terms means that no executive officer or director of Franklin Financial served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director of Franklin Financial.



Performance Graph

     The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return to shareholders with the returns generated by an industry-specific index (or peer group index) and with the return generated by a broad market index.

     The following graph compares the cumulative total return to shareholders of Franklin Financial with the NASDAQ - Total U.S. Index (a broad market index prepared by the Center for Research in Security Prices at the University of Chicago Graduate School of Business) and with the Northeast OTC-BB and Pink Banks Index (an industry-specific index prepared by SNL Financial LC) for the five year period ended December 31, 2002, in each case assuming an initial investment of $100 on December 31, 1997 and the reinvestment of all dividends.

                   [See Performance Graph]

Audit Committee Report

     The Audit Committee has reviewed the audited financial statements of Franklin Financial for the year ended December 31, 2002 and has discussed these financial statements with management and with Franklin Financial's independent accountants, Beard Miller Company LLP ("Beard Miller Company"). The Audit Committee also has discussed with Beard Miller Company the matters required to be discussed by Statement of Auditing Standards No. 61.

     The Audit Committee has received from Beard Miller Company the written disclosures and letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with Beard Miller Company their independence from Franklin Financial and from Franklin Financial's management.

     Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that Franklin Financial's audited financial statements for the year ended December 31, 2002 be included in Franklin Financial's Annual Report on Form 10-K for that year.

     In connection with the standards for accountant's independence adopted by the Securities and Exchange Commission, the Audit Committee will undertake to consider in advance of the provision of any non-audit services by Franklin Financial's independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

     This report is not intended to be incorporated by reference into any filing made by Franklin Financial with the SEC under the Securities Act of 1933 or the Securities Exchange Act of
1934.

        The foregoing report is submitted by Jeryl C. Miller, Chairman of the Audit Committee, Mrs. Walker and
        Messrs. Good, Jennings, Sioberg and Suter, who served as members of the Audit Committee during 2002.

Transactions with Directors and Executive Officers

     Some of the directors and executive officers of Franklin Financial and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 2002. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

     Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, is a partner in the law firm of Barley, Snyder, Senft & Cohen (hereafter, "BSS&C"). BSS&C has provided legal services to Franklin Financial and F&M Trust for many years and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial believes that during the calendar year ended December 31, 2002, all filing requirements applicable to its directors and officers were complied with.

         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General Information

     For the year ended December 31, 2002, Franklin Financial engaged Beard Miller Company, independent certified public accountants, to examine its consolidated financial statements. It is anticipated that Beard Miller Company will be similarly engaged for the year 2003. Representatives of Beard Miller Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Information About Fees

Audit Fees

     Fees billed to Franklin Financial by Beard Miller Company during 2002 for services relating to the audit of Franklin Financial's annual financial statements and the review of the unaudited financial statements included in Franklin Financial's Quarterly Reports on Form 10-Q totaled $60,345.

Financial Information Systems Design and Implementation Fees

     Franklin Financial did not engage Beard Miller Company to provide services relating to financial information systems design and implementation during 2002.

All Other Fees

     Fees billed to Franklin Financial by Beard Miller Company during 2002 for all other non-audit services, including tax related services, totaled $30,919.

     The Audit Committee considered whether the provision of nonaudit services by Franklin Financial's accountants during 2002 was compatible with maintaining auditor independence.

                  ADDITIONAL INFORMATION

     A copy of the Annual Report of Franklin Financial on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to William E. Snell, Jr., President and Chief Executive Officer, Franklin Financial Services Corporation, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

                      OTHER MATTERS

     The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 2003 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ BONNIE J. CLUGSTON

                            BONNIE J. CLUGSTON
                            Secretary

Chambersburg, Pennsylvania
April 1, 2003



                         APPENDIX

           FRANKLIN FINANCIAL SERVICES CORPORATION

PROXY     ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 29,
2003

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Bonnie J. Clugston and Mark R. Hollar, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 14, 2003 by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 29, 2003, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1.  ELECTION OF FOUR DIRECTORS FOR A TERM OF THREE YEARS

[   ]  FOR all nominees listed    [   ]  WITHHOLD AUTHORITY to
       below*                            vote for all nominees
                                         listed below

Donald A. Fry H. Huber McCleary Kurt E. Suter Charles M. Sioberg

      *INSTRUCTION:  If you wish to withhold authority to vote
                     for any individual nominee, strike a line through the nominee's name.

     It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.

                  (continued on reverse side)



THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES IDENTIFIED ABOVE.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof.
If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.

     The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and proxy statement dated
April 1, 2003 and hereby revokes all proxies heretofore given.

                              Dated:                 , 2003


                              --------------------------------
                                           Signature


                              --------------------------------
                                           Signature


                              IMPORTANT: Please sign exactly as
                              your name or names appear hereon.
                              Joint owners should each sign.  If
                              you sign as agent or in any other
                              representative capacity, please
                              state the capacity in which you
                              sign.